                                   VAN KAMPEN
                              EUROPEAN EQUITY FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1998

                        VAN KAMPEN EUROPEAN EQUITY FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................     8
Statement of Operations...............................................     9
Statement of Changes in Net Assets....................................    10
Financial Highlights .................................................    11
Notes to Financial Statements.........................................    12

EEQ SAR 2/99

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 1999

Dear Shareholder,

The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.

To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.

Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW

Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.

Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.

In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

MARKET REVIEW

The performance of international stocks varied widely based on regional conditions, with most markets experiencing significant volatility as a result of the economic turmoil in many emerging market nations. Stock indexes in most European countries turned in solid gains for the year, with Belgium, Greece, and Finland each posting gains of more than 50 percent. In anticipation of the economic benefits of European Monetary Union and the introduction of the euro, the European Dow Jones Stoxx Index climbed 18.4 percent in 1998. However, many Latin American, Asian, and eastern European stock indexes registered significant losses.

As a result of interest rate cuts by a number of foreign central banks, international government bonds generally performed well. In addition to benefiting from lower interest rates, demand for these bonds increased during the global flight to quality, as investors pulled assets from riskier investments and diverted them to government bonds.

OUTLOOK

Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.

In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.

                                                              ------------------
                                                                    1

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

 [SIGNATURE]                                           [SIGNATURE]
Richard F. Powers III                                  Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

--------------

                                   VAN KAMPEN
                              EUROPEAN EQUITY FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Finland                      8.2%
France                       9.8%
Germany                     12.5%
Ireland                      2.0%
Italy                        6.4%
Netherlands                  4.7%
Spain                        4.3%
Sweden                       5.4%
Switzerland                  9.9%
United Kingdom              22.9%
Short-Term Investment       10.5%
Other                        3.4%

                              TOTAL RETURNS
                             SINCE INCEPTION
                          (SEPTEMBER 25, 1998)**
                        --------------------------
                         WITH SALES     WITHOUT
                          CHARGE*     SALES CHARGE
--------------------------------------------------
Class A Shares                3.71  %      10.07  %
--------------------------------------------------
Class B Shares                4.97  %       9.97  %
--------------------------------------------------
Class C Shares                8.77  %       9.77  %
--------------------------------------------------
MSCI Europe Index              N/A         16.98  %
--------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
THE MSCI EUROPE INDEX IS AN UNMANAGED MARKET VALUE WEIGHTED INDEX OF COMMON STOCKS LISTED ON THE STOCK EXCHANGES OF COUNTRIES IN EUROPE (ASSUMES DIVIDENDS ARE REINVESTED).
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS                                             TOP FIVE SECTORS
                                                 PERCENT OF                         VALUE    PERCENT OF
ISSUER                                 COUNTRY   NET ASSETS   SECTOR                (000)    NET ASSETS
------------------------------------  ---------  ----------   ------------------  ---------  ----------
Nestle S.A.                           Switzerland     3.0%    Finance             $     991     20.7%
Telecom Italia S.p.A.                   Italy        2.7%     Capital Equipment         902     18.9%
Cie Financiere Richemont AG 'A'       Switzerland     2.6%    Services                  785     16.4%
Iberdrola S.A.                          Spain        1.8%     Consumer Goods            692     14.5%
Holderbank Financiere Glarus AG 'B'   Switzerland     1.7%    Materials                 519     10.9%

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EUROPEAN EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS SINCE THE INCEPTION OF THE FUND ON SEPTEMBER 25, 1998. THE TEAM IS LED BY PORTFOLIO MANAGERS ROBERT SARGENT AND ALASTAIR ANDERSON. THE FOLLOWING EXCERPTS REFLECT THEIR VIEWS ON THE FUND'S PERFORMANCE FROM ITS INCEPTION UNTIL DECEMBER 31, 1998.

Q: DESCRIBE THE MARKET CONDITIONS THAT AFFECTED THE FUND BEFORE ITS INCEPTION AND DURING THE REPORTING PERIOD.

A: Prior to the Fund's inception, volatility increased in European equity markets as the Asian economic crisis spread to Russia and eventually Latin America. During the summer, European investors suffered a crisis of confidence in response to many European banks' high level of exposure to the Russian market.

In addition, Russia's problems contributed to problems in Latin America, which had an indirect effect on Spain and Portugal. Due to similarities in language and culture, the Spanish and Portuguese view Brazil and other Latin American countries as outgrowth markets, which makes Latin America an ideal place for them to invest. As a result, many of their banks and utilities were vulnerable to potential volatility on account of recent investments in that region.

We launched the Fund toward the end of September, which we felt was a good time to begin investing in Europe--the dust had settled from the Russian crisis, investor confidence had returned, and European equity markets were benefiting from renewed stability.

Q: DESCRIBE YOUR INVESTMENT STRATEGY FOR THE FUND IN THIS ENVIRONMENT.

A: We use a value-driven approach and select investments on a company-by-company basis, regardless of country or sector. Thus, we try to identify individual stocks that we believe are undervalued or "on sale." Our primary indicator of value is strong cash flow, and we look for quality in the management and financial structure of a company. In addition, we analyze the market position or franchise of the business within its competitive market.

When we started the Fund, many companies that we believed had strong franchises, solid cash flows, and quality management had suffered from the summer's economic crisis. And, because their stocks' prices had decreased, we purchased stocks that we felt were undervalued and would contribute to the Fund's long-term performance.

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                             3------------------

                                   VAN KAMPEN
                              EUROPEAN EQUITY FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
(CONT.)
                                  (UNAUDITED)

Q. CAN YOU GIVE EXAMPLES OF SOME OF THE "UNDERVALUED" STOCKS THAT YOU PURCHASED DURING THE PERIOD?

A: One stock that we purchased during the period that we believed to be undervalued was Finland-based Kone--the third-largest elevator manufacturer in the world. During the summer, Kone's economic exposure to Latin America and Asia helped contribute to its decline in share price. Based on our research, however, we believe it's a good business with a solid franchise and that its global presence will be an asset in the long run.

We also acquired UK-based WPP Group, one of the largest advertising firms in the world. WPP is composed of 50 companies, including Oglivy & Mather and J. Walter Thompson. The firm's stock price suffered during the economic downturn because of decreases in advertising spending. We are excited about this stock because we believe this is a solid company that we have worked with in the past.

Q: HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A: We are pleased with the performance of the Fund, which achieved a total return of 10.07 percent (Class A shares at net asset value) for the period from September 25 through December 31, 1998. By comparison, the Morgan Stanley Capital International (MSCI) Europe Index generated a total return of 16.98 percent. The MSCI Europe Index is a broad-based index that is used as a benchmark to general equity funds. Keep in mind that this statistical composite does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities it represents.

Q: WHAT HOLDINGS PERFORMED WELL DURING THE PERIOD?

A: Because of market volatility, some of our defensive holdings--such as utilities--performed well during the period. Iberdrola, a Spanish electric utility, performed well, especially as interest rates decreased in Spain. It is the country's second-largest producer of electricity, behind state-run Endesa, and we feel it has a strong market position because of its production and distribution capabilities.

Swiss-based Nestle and Compagnie Financiere Richemont, two of our largest holdings, also did well during the period. Nestle is the world's largest food company and a leader in coffee and mineral water production. Richemont is a holding company for tobacco, luxury goods, and media companies, including brands such as Rothmans, Dunhill, Cartier, and Montblanc.

Q: WHAT ABOUT DISAPPOINTMENTS?

A: Overall, the United Kingdom has been a disappointment for the Fund. Fundamentally, we feel that this is a strong country, and we held a significant position in it during the period. One problem is that the United Kingdom is not currently participating in European economic and monetary union (EMU), while those countries that are participating in EMU continued their coordinated effort to lower interest rates.

As a result, the United Kingdom's interest rates were approximately 3 percent higher than neighboring nations, and their export-driven companies suffered during the period. For example, one of our holdings, Reckitt & Colman, a household products company that owns the Lysol brand, was hurt by the translation of other currencies into the stronger U.K. currency. The direct effect of the currency translation on the company's earnings was a disappointment because we believe Reckitt & Colman has excellent management, favorable market position, and strong cash flow dynamics.

Q: DO YOU ANTICIPATE THAT THE DIFFERENCE IN INTEREST RATES BETWEEN THE UNITED KINGDOM AND THE EURO COUNTRIES WILL CREATE OPPORTUNITIES IN THAT NATION?

A: Definitely. We feel that many of the U.K.'s export-driven companies present buying opportunities, because their stock prices have dropped significantly. In addition, because the United Kingdom must join EMU sometime in the future, we expect interest rates there to decrease to levels

--------------    4

                                   VAN KAMPEN
                              EUROPEAN EQUITY FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
(CONT.)
                                  (UNAUDITED)

closer to the euro countries. We believe that when the United Kingdom officially joins the monetary union, we will see its interest rates decrease and currency weaken, which should help export-driven companies such as Reckitt & Colman.

Q: WHAT IS YOUR OUTLOOK FOR THE EUROPEAN MARKETS AND THE FUND'S PORTFOLIO IN THE MONTHS AHEAD?

A: During the past year, many European markets have been driven by the anticipation of EMU, as evidenced by the convergence of interest rates and rising stock markets. We believe that Europe will now move into a new and positive phase of industry consolidation, fueled by such factors as increased merger-and-acquisition activity.

It is important to note, however, that the European equity market is not as mature as that of the United States. Although there are established businesses with household brand names, European companies have preferred to operate in a banking environment, utilizing bond debt rather than equities. Because of this past focus on debt financing, Europe's equity culture is not as developed as that of the United States. We have, however, seen signs of change as Europe's equity markets have grown in recent years. And, as a result, many European companies have placed an increased emphasis on helping to create value for shareholders through greater efficiency and productivity.

Finally, we expect to continue to see changes in Europe's underdeveloped pension fund structure. Traditionally, European businesses have not offered pensions, but that is beginning to change. With an increased number of pensions, we expect to see a significant flow of funds into these markets, especially on a cross-border basis within Europe. We believe the increase in fund flows, combined with an increasing number of mergers and acquisitions, will benefit well-run, mid-sized companies with strong franchises, which are what we will continue to seek.

Robert Sargent                              Alastair Anderson
PORTFOLIO MANAGER                           PORTFOLIO MANAGER

                                                             5------------------

                                   VAN KAMPEN
                              EUROPEAN EQUITY FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                  VALUE
     SHARES                                                       (000)
-----------------------------------------------------------------------

COMMON STOCKS (85.2%)
  (b)Belgium (1.2%)
      1,110   G.I.B. Holdings Ltd..............................  $   58
                                                                 ------
  DENMARK (1.0%)
        550   Unidanmark A/S 'A' (Registered)..................      49
                                                                 ------
  (b)Finland (8.2%)
      1,230   Huhtamaki Oyj 'I'................................      47
      1,365   KCI Konecranes International plc.................      62
        505   Kone Oyj 'B'.....................................      59
      9,400   Merita Ltd. 'A'..................................      60
      2,640   Metra Oyj 'B'....................................      46
      1,860   Sampo Insurance Co., plc 'A'.....................      71
      3,150   The Rauma Group..................................      46
                                                                 ------
                                                                    391
                                                                 ------
  (b)France (9.8%)
   (a)1,500   Bull S.A.........................................      11
        485   Cie de Saint Gobain..............................      68
   (a)2,100   CNP Assurances...................................      64
        475   Elf Aquitaine....................................      55
        140   Groupe Danone RFD................................      40
        220   Lafarge S.A......................................      21
      1,300   Michelin (C.G.D.E.) 'B'..........................      52
      1,150   Rhone-Poulenc S.A. 'A'...........................      59
        490   Total S.A. 'B'...................................      50
        360   Union des Assurances Federales...................      48
                                                                 ------
                                                                    468
                                                                 ------
  (b)Germany (7.7%)
      1,740   BASF AG..........................................      66
        705   Bayer AG.........................................      56
      1,560   Berliner Kraft-und Licht 'A'.....................      41
        150   Buderus AG.......................................      55
        483   Philip Holzmann AG...............................      75
        900   Veba AG..........................................      53
         40   Viag AG..........................................      24
                                                                 ------
                                                                    370
                                                                 ------
  (b)Ireland (2.0%)
      2,700   Bank of Ireland..................................      59
      7,700   Greencore Group plc..............................      36
                                                                 ------
                                                                     95
                                                                 ------
  (b)Italy (6.4%)
      2,000   Banca Popolare Di Bergamo S.p.A..................      49
        300   Italgas..........................................       2
      5,930   Marzotto (Gaetano) & Figli S.p.A.................      65
      7,500   Mediaset S.p.A...................................      61
      6,300   Telecom Italia S.p.A.............................      54
     12,300   Telecom Italia S.p.A. Di Risp (NCS)..............      77
                                                                 ------
                                                                    308
                                                                 ------
  (b)Netherlands (4.7%)
      2,230   ABN Amro Holding N.V.............................      47
      1,280   Akzo Nobel N.V...................................      58

                                                                  VALUE
     SHARES                                                       (000)
-----------------------------------------------------------------------
      1,215   ING Groep N.V....................................      74
        665   Phillips Electronics N.V.........................      45
                                                                 ------
                                                                    224
                                                                 ------
  NORWAY (1.7%)
      1,550   Saga Petroleum A/S 'A'...........................  $   14
      3,360   Sparebanken......................................      65
                                                                 ------
                                                                     79
                                                                 ------
  (b)Spain (4.3%)
      2,970   Banco Bilbao Vizcaya (Registered)................      47
      4,500   Iberdrola S.A....................................      84
        650   Telefonica de Espana.............................      29
      4,080   Uralita S.A......................................      45
                                                                 ------
                                                                    205
                                                                 ------
  SWEDEN (5.4%)
      1,520   Autoliv Inc., SDR................................      55
      2,950   BT Industries AB.................................      43
      9,200   Nordbanken Holding AB............................      59
      3,410   Svedala Industries AB............................      50
      1,170   Svenska Handelsbanken 'A'........................      49
                                                                 ------
                                                                    256
                                                                 ------
  SWITZERLAND (9.9%)
         88   Cie Financiere Richemont AG 'A'..................     125
         67   Holderbank Financiere Glarus AG 'B' (Bearer).....      79
        170   Merkur Holding AG (Registered)...................      46
         66   Nestle S.A. (Registered).........................     144
         30   Schindler Holding AG (Registered)................      51
     (a)100   Union Bank of Switzerland AG (Registered)........      31
                                                                 ------
                                                                    476
                                                                 ------
  UNITED KINGDOM (22.9%)
     29,000   Aegis Group plc..................................      42
      2,670   Allied Domecq plc................................      25
   (a)3,230   Allied Zurich plc................................      48
      3,070   British Telecommunications plc...................      46
      3,700   Bunzl plc........................................      14
      4,230   Burmah Castrol plc...............................      61
      6,750   Capital Radio plc................................      66
      9,000   Charter plc......................................      49
     17,400   Devro plc........................................      50
      3,960   Diageo plc.......................................      45
      5,200   Great Universal Stores plc.......................      55
     26,200   Halma plc........................................      53
      5,000   Imperial Tobacco Group plc.......................      54
      3,900   Lonrho plc.......................................      21
     11,600   Morgan Crucible Co. plc..........................      53
      5,500   Reckitt & Colman plc.............................      73
      3,860   RMC Group plc....................................      53
      6,130   Royal & Sun Alliance Insurance Group plc.........      50
      5,400   Royal Bank of Scotland Group plc.................      64
      3,800   Scottish Media Group plc.........................      44
     16,700   Smith & Nephew plc...............................      52

-----------------------
           6
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                              EUROPEAN EQUITY FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                  VALUE
     SHARES                                                       (000)
-----------------------------------------------------------------------
      2,750   Williams plc.....................................      16
     10,200   WPP Group plc....................................      63
                                                                 ------
                                                                  1,097
                                                                 ------
TOTAL COMMON STOCKS (COST $3,762)..............................   4,076
                                                                 ------
PREFERRED STOCKS (4.8%)
  (b)Germany (4.8%)
        145   Dyckerhoff AG....................................  $   41
        190   Fresenius AG.....................................      40
         80   Hornbach Holding AG..............................       5
        165   Suedzucker AG....................................      75
      1,330   Volkswagen AG....................................      66
                                                                 ------
TOTAL PREFERRED STOCKS (COST $230).............................     227
                                                                 ------

      NO OF
     RIGHTS
-----------

RIGHTS (0.0%)
  (b)Germany (0.0%)
     (a)110   Philip Holzmann..................................      --
                                                                 ------
  (b)Spain (0.0%)
     (a)650   Telefonica de Espana.............................       1
                                                                 ------
TOTAL RIGHTS (COST $0).........................................       1
                                                                 ------
TOTAL FOREIGN SECURITIES (90.0%) (COST $3,992).................   4,304
                                                                 ------

       FACE
     AMOUNT                                                       VALUE
      (000)                                                       (000)
-----------------------------------------------------------------------

SHORT-TERM INVESTMENT (10.5%)
  REPURCHASE AGREEMENT (10.5%)
$       503   Chase Securities, Inc., 4.45%, dated 12/31/98,
                due 1/4/99, to be repurchased at $503,
                collateralized by $305 U.S. Treasury Bonds,
                11.25%, due 2/15/15, valued at $518 (COST
                $503)..........................................  $  503
                                                                 ------
TOTAL INVESTMENTS (100.5%) (COST $4,495).......................   4,807
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.5%)..................     (24)
                                                                 ------
NET ASSETS (100%)..............................................  $4,783
                                                                 ------
                                                                 ------

---------------

(a)   --  Non-income producing security
(b) -- European assets as of December 31, 1998, reflect country-specific markets. On January 1, 1999, the currencies of countries participating in the European economic and monetary union convert to the euro.
NCS   --  Non-convertible shares
RFD   --  Ranked for Dividend

--------------------------------------------------------------------------------

        SUMMARY OF FOREIGN EQUITY SECURITIES BY INDUSTRY CLASSIFICATION

                                                     PERCENT
                                                        OF
                                           VALUE       NET
INDUSTRY                                   (000)      ASSETS
----------------------------------------  --------   --------
Finance.................................  $    991      20.7%
Capital Equipment.......................       902      18.9
Services................................       785      16.4
Consumer Goods..........................       692      14.5
Materials...............................       519      10.9
Energy..................................       215       4.5
Consumer Staples........................       125       2.6
Diversified Operations..................        75       1.5
                                          --------       ---
                                          $  4,304      90.0%
                                          --------       ---
                                          --------       ---

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                        (000)
---------------------------------------------
ASSETS:
  Investments in Securities, at Value
    (Investments at Cost $4,495)**     $4,807
  Receivable for:
    Investment Adviser                     38
    Fund Shares Sold                       22
    Dividends and Interest                  5
    Foreign Withholding Tax Reclaim         1
                                       ------
      Total Assets                      4,873
                                       ------
LIABILITIES:
  Payable for:
    Organizational Costs                   20
    Professional Fees                      19
    Transfer Agent Fees                    18
    Custody Fees                            8
    Shareholder Reporting Expenses          7
    Distribution Fees                       5
    Dividends Declared                      4
    Investments Purchased                   4
    Administrative Fees                     2
    Filing and Registration Fees            1
    Directors' Fees and Expenses            1
  Other                                     1
                                       ------
    Total Liabilities                      90
                                       ------
  NET ASSETS                           $4,783
                                       ------
                                       ------
NET ASSETS CONSIST OF:
  Capital Stock at Par                 $   45
  Paid in Capital in Excess of Par      4,443
  Accumulated Net Investment Loss          (7)
  Accumulated Net Realized Loss           (10)
  Unrealized Appreciation on
    Investments and Foreign Currency
    Translations                          312
                                       ------
NET ASSETS                              4,783
                                       ------
                                       ------
CLASS A SHARES:
  Net Assets                           $1,523
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                        142
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $1,522,844 and 141,602
    Shares Outstanding)                $10.75
                                       ------
                                       ------
  Maximum Sales Charge                   5.75%
  Maximum Offering Price Per Share
    (Net Asset Value Per Share x 100
    / (100 - maximum sales charge))    $11.41
                                       ------
                                       ------
CLASS B SHARES:
  Net Assets                           $2,026
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                        188
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $2,026,794 and 188,274 Shares
    Outstanding)*                      $10.77
                                       ------
                                       ------
CLASS C SHARES:
  Net Assets                           $1,234
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                        115
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $1,233,854 and 114,903 Shares
    Outstanding)*                      $10.74
                                       ------
                                       ------

---------------

  * Redemption price may be subject to a contingent deferred sales charge. ** Including a repurchase agreement of $503,000.

------------------
           8
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                    SEPTEMBER 25, 1998* TO DECEMBER 31, 1998
                                  (UNAUDITED)

                                                      (000)
-----------------------------------------------------------
INVESTMENT INCOME:
  Dividends                            $                 12
  Interest                                                9
  Less: Foreign Taxes Withheld                           (1)
                                                        ---
  Total Income                                           20
                                                        ---
EXPENSES:
  Investment Advisory Fees                                9
    Less: Fees Waived                                    (9)
                                                        ---
  Net Investment Advisory Fees                           --
  Shareholder Reports                                    37
  Professional Fees                                      21
  Amortization of Organizational
    Costs                                                20
  Transfer Agent Fees                                    18
  Custodian Fees                                          8
  Distribution Fees
    Class A                                               1
    Class B                                               4
    Class C                                               3
  Administrative Fees                                     4
  Directors' Fees and Expenses                            2
  Filing and Registration Fees                            2
  Other                                                   1
  Expenses Reimbursed by Adviser                        (99)
                                                        ---
  Net Expenses                                           22
                                                        ---
Net Investment Loss                                      (2)
                                                        ---
NET REALIZED LOSS ON:
  Investments and Foreign Currency
    Transactions                                        (10)
                                                        ---
CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
  Investments and Foreign Currency
    Translations                                        312
                                                        ---
Net Realized Loss and Change in
  Unrealized
  Appreciation/Depreciation                             302
                                                        ---
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $                300
                                                        ---
                                                        ---

---------------

  *  Commencement of operations

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                    SEPTEMBER 25, 1998* TO DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                 (000)
--------------------------------------------------  ------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                                      $        (2)
  Net Realized Loss                                                (10)
  Change in Unrealized Appreciation/Depreciation                   312
                                                                ------
  Net Increase in Net Assets Resulting from
    Operations                                                     300
                                                                ------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                           (3)
  Class B                                                           (1)
  Class C                                                           (1)
                                                                ------
  Net Decrease in Net Assets Resulting from
    Distributions                                                   (5)
                                                                ------
CAPITAL SHARES TRANSACTIONS (1):
  Subscribed                                                     1,514
  Distributions Reinvested                                           1
  Redeemed                                                         (27)
                                                                ------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                   1,488
                                                                ------
  Total Increase in Net Assets                                   1,783
NET ASSETS--Beginning of Period                                  3,000
                                                                ------
NET ASSETS--End of Period (Including accumulated
  net investment loss of $(7) at December 31,
  1998)                                                    $     4,783
                                                                ------
                                                                ------
----------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   -------------------
   Shares:
     Subscribed (Initial Shares of 100)                            142
     Distributions Reinvested                                       --
     Redeemed                                                       --
                                                                ------
   Net Increase in Class A Shares Outstanding                      142
                                                                ------
                                                                ------
   Dollars:
     Subscribed                                            $       435
     Distributions Reinvested                                        1
     Redeemed                                                       (6)
                                                                ------
   Net Increase                                            $       430
                                                                ------
                                                                ------
   Beginning Paid in Capital                               $     1,000
                                                                ------
                                                                ------
   Ending Paid in Capital                                  $     1,430
                                                                ------
                                                                ------
   Class B:
   -------------------
   Shares:
     Subscribed (Initial Shares of 100)                            190
     Distributions Reinvested                                       --
     Redeemed                                                       (2)
                                                                ------
   Net Increase in Class B Shares Outstanding                      188
                                                                ------
                                                                ------
   Dollars:
     Subscribed                                            $       925
     Distributions Reinvested                                       --
     Redeemed                                                      (21)
                                                                ------
   Net Increase                                            $       904
                                                                ------
                                                                ------
   Beginning Paid in Capital                               $     1,000
                                                                ------
                                                                ------
   Ending Paid in Capital                                  $     1,904
                                                                ------
                                                                ------
   Class C:
   -------------------
   Shares:
     Subscribed (Initial Shares of 100)                            115
     Distributions Reinvested                                       --
                                                                ------
   Net Increase in Class C Shares Outstanding                      115
                                                                ------
                                                                ------
   Dollars:
     Subscribed                                            $       154
     Distributions Reinvested                                       --
                                                                ------
   Net Increase                                            $       154
                                                                ------
                                                                ------
   Beginning Paid in Capital                               $     1,000
                                                                ------
                                                                ------
   Ending Paid in Capital                                  $     1,154
                                                                ------
                                                                ------
----------------------------------------------------------------------

* Commencement of operations

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                 CLASS A                    CLASS B                    CLASS C
                                          ----------------------     ----------------------     ----------------------
                                          SEPTEMBER 25, 1998* TO     SEPTEMBER 25, 1998* TO     SEPTEMBER 25, 1998* TO
                                               DECEMBER 31, 1998          DECEMBER 31, 1998          DECEMBER 31, 1998
SELECTED PER SHARE DATA AND RATIOS                   (UNAUDITED)                (UNAUDITED)                (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $                10.00     $                10.00     $                10.00
                                                          ------                     ------                     ------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income (Loss)                            0.01                      (0.01)                     (0.01)
    Net Realized and Unrealized Gain                        0.76                       0.79                       0.76
                                                          ------                     ------                     ------
    Total From Investment Operations                        0.77                       0.78                       0.75
                                                          ------                     ------                     ------
DISTRIBUTIONS
    Net Investment Income                                  (0.02)                     (0.01)                     (0.01)
                                                          ------                     ------                     ------
NET ASSET VALUE, END OF PERIOD            $                10.75     $                10.77     $                10.74
                                                          ------                     ------                     ------
                                                          ------                     ------                     ------
TOTAL RETURN (1)                                           10.07%                      9.97%                      9.77%
                                                          ------                     ------                     ------
                                                          ------                     ------                     ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $                1,523     $                2,026     $                1,234
Ratio of Expenses to Average Net
  Assets                                                    1.70%**                    2.45%**                    2.45%**
Ratio of Net Investment Loss to
  Average Net Assets                                     0.32%**                      (0.43)%**                  (0.43)%**
Portfolio Turnover Rate                                        6%                         6%                         6%
----------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income (Loss)                         $                 0.32     $                 0.21     $                 0.27
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                           12.82%**                   13.57%**                   13.57%**
  Net Investment Loss to Average Net
    Assets                                                (10.81)%**                 (11.56)%**                 (11.56)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

The Van Kampen European Equity Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended. The Fund is a portfolio of the Van Kampen Series Fund, Inc.

The Fund commenced operations on September 25, 1998.

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B shares are sold with a contingent deferred sales charge on redemptions made within 5 years of purchase which declines annually from 5% for redemptions made in year one, down to 1.50% in year five. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the eighth year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on an U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in

-----------------------
          12

                        VAN KAMPEN EUROPEAN EQUITY FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments are included in the reported net realized and unrealized gains (losses) on investments. However, pursuant to U.S. Federal income tax regulations, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

The net assets of the Fund may include issuers located in emerging markets. There will be certain considerations and risks of these investments not typically associated with investments in the United States. Changes in currency exchange rates will affect the value of and investment income from such securities. The smaller size of the markets themselves, lesser liquidity and greater volatility contribute to risks in valuation as compared with the U.S. securities markets. Also there is often substantially less publicly available information about these issuers. Emerging markets may be subject to a greater degree of governmental involvement in the economy and greater economic and political uncertainty. Accordingly the price which the Fund realizes upon the sale of securities in such markets may not be equal to its value as presented in the financial statements.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investment in domestic companies may be subject to limitations in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign" shares' market values may vary.

5. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. Van Kampen Investments Inc. has agreed that in the event any of its initial shares in the Fund at its inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at the same time of redemption.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of presenting net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Van Kampen Investment Advisory Corp., (the "Adviser") a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Sub-Adviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                             CLASS B
                             CLASS A     AND CLASS C
                                MAX.            MAX.
                           OPERATING       OPERATING
                             EXPENSE         EXPENSE
         ADVISORY FEE          RATIO           RATIO
         ------------  -------------   -------------
            1.00%           1.70%           2.45%

                                                              ------------------
                                                                    13

                        VAN KAMPEN EUROPEAN EQUITY FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

C. ADMINISTRATOR: Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

D. DISTRIBUTOR: Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00%, on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of the Fund.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 1998, the Distributor has advised the Fund that it earned initial sales charges of $1,331 for Class A shares.
E. CUSTODIAN: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Sub-Advisers. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

F. DIRECTORS' FEES: The Fund provides deferred compensation and retirement plans for its Directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund.

G. PURCHASES AND SALES: For the period ended December 31, 1998, the Fund made purchases of approximately $4,137,000 and sales of approximately $153,000 of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the period ended December 31, 1998, the Fund incurred approximately $414 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

H. OTHER: At December 31, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Fund was:

                                     NET
 COST   APPREC.  (DEPREC.)  APPRECIATION
 (000)    (000)      (000)         (000)
------  -------  ---------  ------------
$4,495.. $  399  $   (87  )     $312

-----------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Utility

 Value

INTERNATIONAL/GLOBAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time
   (Telecommunications Device for the Deaf
   users, call 1-800-421-2833)

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Don G. Powell
 Chairman and Director,
 Van Kampen Investments Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

INVESTMENT SUB ADVISER

Morgan Stanley Dean Witter Investment Management, Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

CUSTODIANS

The Chase Manhattan Bank
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Dennis J. McDonnell
PRESIDENT

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph St.
Chicago, Illinois 60601

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FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE OR
THE FUND AT (800) 341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
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NOTES:
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            1 Parkview Plaza n P.O. Box 5555 n Oakbrook Terrace, IL
                         60181-5555 n www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999